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                                                                    Exhibit 10V

                              INVESTMENT AGREEMENT

        AGREEMENT effective the 26th day of March, 1996, by and between ADVANCED POLYMER SYSTEMS, INC. ("APS") and LHC CORPORATION ("PURCHASER").

                                R E C I T A L S

        A. APS and PURCHASER are entering into a License and Supply Agreement (the "License Agreement") with respect to certain of the proprietary technologies of APS.

        B. In connection with the License Agreement, APS desires to sell to PURCHASER, and PURCHASER desires to buy from APS, shares of APS Common Stock (the "Shares").

        IT IS THEREFORE, AGREED as follows:

        1.  PURCHASE AND SALE OF SHARES.

           1.1  Definitions.

                (a)  "Common Stock" means the Common Stock, $.01 par value, of
APS.

                (b) "Share" means one of the shares of Common Stock being purchased hereunder.

                (c)  "Act" means the Securities Act of 1933, as amended.

                (d) "Material Adverse Event" shall mean an occurrence having a consequence that is materially adverse as to the business, properties, prospects or financial condition of APS.

                (e) "Subsidiary" constitutes any corporation more than 50% (by virtue of voting rights) of whose stock in the aggregate is owned directly or indirectly by APS and any partnership in which APS, directly or indirectly, owns more than 50% in interest or participation.

           1.2 Sale and Issuance of Shares. Subject to the terms and conditions hereof, APS shall sell to PURCHASER and PURCHASER shall buy from APS at the Closing (as defined below) for a total consideration of $3,000,000, that number of Shares which is equal to $3,000,000 divided by the average closing price of APS Common Stock on the Nasdaq National Market for the 20 trading days ending on the day immediately preceding the Closing (as hereinafter defined).




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                1.3     Closing.

                        (a) Closing Date. The closing of the purchase and sale of the Shares (the "Closing") shall take place on March 25, 1996, or such other date as APS and PURCHASER may agree.

                        (b) Time and Place. The Closing shall take place at the offices of Heller, Ehrman, White & McAuliffe, 525 University Avenue, Suite
1100, Palo Alto, California, on the designated date at 10:00 a.m., or at such other place and time as APS and PURCHASER may agree.

                1.4 Deliveries at the Closing. At the Closing, APS shall deliver to PURCHASER certificates for the Shares, in such denominations and registered in such name or names as PURCHASER may designate by notice to APS against delivery to APS of the purchase price for such Shares in immediately available funds.

        2. REPRESENTATIONS AND WARRANTIES OF APS. APS hereby represents and warrants to the PURCHASER that:

                2.1     Corporate Organization and Authority. APS:

                        (a) is a corporation duly incorporated and in good standing in the State of Delaware, and is authorized to exercise its corporate powers in that state;

                        (b) has full corporate power and authority to own and operate its properties and assets and to carry on its business as conducted; and

                        (c) has been duly qualified and is in good standing to do business as a foreign corporation in the states of California and Louisiana, which are the only jurisdictions in which the conduct of its business requires such qualification.

                2.2 Capitalization. The authorized capital of APS consists of:

                        (a) Preferred Stock. 2,500,000 shares of Preferred Stock, $.01 par value, none of which are issued or outstanding.

                        (b) Common Stock. 50,000,000 shares of Common Stock, of which 17,096,708 shares are validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws) and outstanding, fully-paid and non-assessable as of January 31, 1996.

                        (c) Other Securities. As of January 31, 1996, APS has available for issuance 3,024,850 shares of Common Stock under APS's Stock Option Plans and outstanding warrants to purchase up to 1,628,211 shares of Common Stock. There are no other rights, warrants, options, conversion privileges,

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subscriptions or other rights or agreements, either directly or indirectly, to purchase or otherwise acquire or issue any equity securities of APS.

        2.3 Corporate Power. APS has and will have at Closing all requisite legal and corporate power to execute and deliver this Agreement and to sell and issue the Shares.

        2.4 Subsidiaries. Except for Premier Inc. and APS Analytical Standards, Inc., each of which is wholly owned by APS, APS has no Subsidiaries.

        2.5 Authorization. All corporate action on the part of APS necessary for the authorization, execution and delivery of this Agreement, the performance of APS's obligations hereunder, and for the authorization, sale, issuance and delivery of the Shares has been taken or will be taken prior to Closing. This Agreement, when executed and delivered, shall constitute a legally binding valid obligation of APS enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies and subject to limitations of public policy as they may effect the enforceability of the indemnification and contribution provisions of Section 6.6.

        2.6 Validity of Shares. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration expressed in this Agreement, shall be duly and validly issued (including, without limitation, in compliance with applicable federal and state securities laws), fully-paid and non-assessable.

        2.7 Financial Statements. The audited financial statements of APS and the related notes (the "Audited Financial Statements") included in APS's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "1994 10-K") and the unaudited financial statements and the related notes (the "Unaudited Financial Statements") included in APS's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 1995 (the "1995 10-Q's") are complete and correct in all material respects, present fairly the financial position and results of operations of APS at the dates and for the periods to which they relate, are in accordance with the books and records of APS, and have been prepared in accordance with generally accepted accounting principles consistently applied (to the extent required for interim reports with respect to the Unaudited Financial Statements).

        2.8 Changes in Condition. Except as disclosed in the 1995 10-Q's, there has not been since December 31, 1994, any change in the business, properties, prospects or financial condition of APS which would constitute a Material Adverse Event.

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        2.9  Patents and Other Proprietary Rights.

             (a) To the best knowledge of APS: (i) APS has sufficient rights to use all patents, patent applications, inventions, trademarks, service marks, trade names and copyrights, all licenses with respect to the foregoing, and all trade secrets, information, proprietary rights and processes necessary to the proper conduct of its business; and (ii) such business does not conflict with or constitute an infringement of the rights of others;

             (b) APS has not received any communications alleging that APS has violated or, by conducting its business as proposed, would violate any of the patents, patent applications, inventions, trademarks, service marks, trade names, copyrights or trade secrets, information, proprietary rights or processes of any other person or entity; and

             (c) APS has obtained from all key employees and consultants to APS agreements with respect to the confidentiality and non-disclosure of proprietary information of APS.

        2.10 Compliance With Other Agreements. APS is not in violation of any term or provision of its Certificate of Incorporation or By-laws, or any material term or provision of any indebtedness, mortgage, indenture, contract, agreement, judgment or, to APS's knowledge, any decree, order, statute, rule or regulation applicable to APS, in each case, or in the aggregate, the violation of which would constitute a Material Adverse Event. The execution, delivery and performance of this Agreement and the issuances of the Shares by APS will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice, any provision of APS's Certificate of Incorporation or By-laws, any material contract, obligation or commitment to which APS is a party or by which it is bound, or any provision of any judgment, decree or order to which APS is a party or by which it is bound.

        2.11 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of APS is required in connection with the consummation of the transactions contemplated by this Agreement, except for possible filings pursuant to Section 25102 (f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable blue sky filings and Regulation D promulgated under the Act, which filings will be effected if necessary within 15 days of the Closing.

        2.12 Private Offering. Assuming the accuracy of the representations and warranties of PURCHASER contained in Section 3 hereof, the offer, issue and sale of the Shares are and will be


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exempt from the registration and prospectus delivery requirements of the Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirement of all applicable state securities laws.

        2.13 Full Disclosure. The representations and warranties of APS contained in this Agreement and the information included in the 1994 10-K and the 1995 10-Q's, when read together, do not contain any untrue statements of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading; provided, however, that no representation or warranty is made by APS that any financial or market projections, product development schedules or forecasts will, in fact, be achieved; provided, further, that with respect to such projections, schedules and forecasts, APS represents that such projections, schedules and forecasts were prepared in good faith.

    3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. PURCHASER represents and warrants to APS as follows:

        3.1 Investment Intent. This Agreement is made with PURCHASER in reliance upon PURCHASER's representation to APS that the Shares to be received by PURCHASER will be acquired for investment for PURCHASER's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that PURCHASER has no present intention of selling, granting any participation in, or otherwise distributing the same. PURCHASER further represents that PURCHASER has no contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

        3.2 Shares Not Registered. PURCHASER understands and acknowledges that the Shares will not be registered under the Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Act, and that APS's reliance upon such exemption is predicated upon PURCHASER's representations set forth in this Agreement.

        3.3 Rule 144. PURCHASER covenants that in no event will PURCHASER dispose of any of the Shares (other than pursuant to Rule 144 promulgated by the Securities and Exchange Commission ("Commission") under the Act ("Rule 144") or pursuant to a registration statement filed with the Commission pursuant to the Act) unless and until:

             (a) PURCHASER shall have notified APS of the proposed disposition and shall have furnished APS with a statement of the circumstances surrounding the proposed disposition; and

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                (b)  if requested by APS, PURCHASER shall have furnished APS with an opinion of PURCHASER's counsel reasonably satisfactory in form and substance to APS and APS's counsel to the effect that: (i) such disposition will not require registration under the Act; and (ii) appropriate action necessary for compliance with the Act and any applicable state, local or foreign law has been taken. The restrictions on transfer imposed by this
Section 3 shall cease and terminate as to the Shares when: (1) such securities shall have been effectively registered under the Act and sold by the holder thereof in accordance with such registration; or (2) an opinion of the kind described in the preceding sentence states that all future transfers of such securities by the holder thereof would be exempt from registration under the Act. Each certificate evidencing the Shares shall bear an appropriate restrictive legend as set forth in Section 3.6 below, except that such certificate shall not bear such legend if the transfer was made in compliance with Rule 144 or pursuant to a registration statement or, if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Act.

        3.4 No Short Sales. PURCHASER further covenants that, until the Registration Statement referred to in Section 6.2 hereof is declared effective, PURCHASER will not:

                (a) sell any equity security of APS if PURCHASER does not own the security sold (or, if PURCHASER owns such security, PURCHASER shall deliver it against such sale within 20 days thereafter); or

                (b) engage in any other transaction which involves the "selling short", as that term is generally understood in the securities industry, of any equity security of APS.

        3.5 Accredited Investor. PURCHASER is an "Accredited Investor" as that term is defined in Regulation D promulgated under the Act, and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of PURCHASER's prospective investment in the
Shares: (a) PURCHASER has received all the information it has requested from APS and considers necessary or appropriate for deciding whether to purchase the Shares; (b) PURCHASER has the ability to bear the economic risks of PURCHASER's prospective investment; and (c) PURCHASER is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer complete loss on its investment.

        3.6  Legends.

                (a) All certificates for the Shares shall bear the following legend:

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                        "The securities represented hereby have not been
                registered under the Securities Act of 1933, as amended ("Act"). Such securities may not be transferred unless a Registration Statement under the Act is in effect as to such transfer or in the opinion of counsel for the issuer, an exemption from registration is then available."

                        (b) The certificates evidencing the Shares shall also bear any legend required by the Commissioner of Corporations of the State of California or required pursuant to any state, local or foreign law governing such securities.

                3.7 Reports under Securities Exchange Act of 1934. With a view to making available to the PURCHASER the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the PURCHASER to sell securities of APS to the public without registration, APS agrees to:

                     (a) make and keep public information available, as those terms are defined in Rule 144;

                     (b) file with the Commission in a timely manner all reports and other documents required of APS under the Act and the Securities Exchange Act of 1934 (the "1934 Act"); and

                     (c) furnish to the PURCHASER, so long as the PURCHASER owns any Shares forthwith upon request: (i) a written statement by APS that it has complied with the reporting requirements of Rule 144, the Act and the 1934 Act; (ii) a copy of the most recent annual or quarterly report of APS and such other reports and document so filed by APS; and (iii) such other information as may be reasonably requested in availing the PURCHASER of any rule or regulation of the Commission which permits the selling of any such securities without registration.

        4. CONDITIONS OF PURCHASER'S OBLIGATIONS AT CLOSING. The obligations of PURCHASER under Section 1 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by PURCHASER:

                4.1 Representations and Warranties. The representations and warranties of APS contained in Section 2 shall be true in all material respects on and as of the Closing with the same effect as if made on and as of the Closing.

                4.2 Covenants. APS shall have performed or fulfilled all agreements, obligations and conditions contained herein required to be performed or fulfilled by APS before the Closing.

                4.3 Proceedings Satisfactory. All corporate and legal proceedings taken by APS in connection with the transactions contemplated by this Agreement and all documents and papers


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relating to such transactions shall be satisfactory to PURCHASER, in the reasonable exercise of its judgment.

                4.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

                4.5 Nasdaq Listing. APS shall have filed an application to list the Shares for quotation on the Nasdaq National Market System.

                4.6 Compliance Certificate. APS shall have delivered to PURCHASER a certificate dated as of the Closing, signed by APS' President, certifying that the conditions set forth in Sections 4.1, 4.2, 4.4 and 4.5 have been satisfied.

        5. CONDITIONS OF APS'S OBLIGATIONS AT CLOSING. The obligations of APS under Section 1 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by APS:

                5.1 Representations and Warranties. The representations and warranties of PURCHASER contained in Section 3 shall be true on and as of the Closing with the same effect as though said representations and warranties had been made on and as of each the Closing.

                5.2 Performance of Obligations. PURCHASER shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the Closing.

                5.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

        6.  REGISTRATION RIGHTS; LISTING.

                6.1 Certain Definitions. As used in this Section 6, the following terms shall have the following respective meanings:

                        (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                        (b) "Convertible Securities" shall mean securities of APS convertible into or exchangeable for Registrable Securities.

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                (c)  "Holder" shall mean any holder of outstanding Registrable
Securities which have not been sold to the public, but only if such holder is PURCHASER or an assignee or transferee of Registration rights as permitted by
Section 6.7.

                (d) The terms "Register", "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

                (e) "Registrable Securities" shall mean the Shares purchased by or issued to PURCHASER at the Closing, including any Common Stock issued with respect to the Shares pursuant to stock splits, stock dividends and similar distributions, so long as such Shares have not been sold to the public in a public distribution or a public securities transaction or sold in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act such that all transfer restrictions and restrictive legends with respect to such Shares shall have been removed in connection with such sale.

                (f) "Registration Expenses" shall mean all expenses incurred by APS in complying with this Section 6, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for APS, blue sky fees and expenses, and the expense of any special audits incident to or required by any such Registration.

                (g) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                (h) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

        6.2  Registration.

                6.2.1 Registration. Subject to the terms of this Agreement, APS shall use its best efforts to effect Registration of the Registrable Securities by filing a Registration Statement with the Commission within 30 days after the Closing. APS shall use its best efforts to effect such Registrations on Form S-3 (or any successor to Form S-3) so long as APS is eligible to register securities on Form S-3 for an offering of Registrable Securities by the PURCHASER or any Holder; if APS is not so eligible, it shall use its best efforts to effect such Registrations on Form S-1. As of the date hereof, APS is eligible to register securities on Form S-3.


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          6.2.2 Registration of Other Securities. The Registration Statement
filed under this Section 6 may include securities of APS other than Registrable Securities; provided, however, that neither PURCHASER or any Holder shall be required to utilize an underwriter in connection with the sale of their Registrable Securities.

          6.2.3 Blue Sky. In connection with the Registration pursuant to
Section 6, APS will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions (not to exceed twenty) as shall be reasonably appropriate for the distribution of such securities; provided, however, that:

                (a) APS shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless APS is already subject to service in such jurisdiction; and

                (b) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

          6.3 Expenses of Registration. All Registration Expenses (but not Selling Expenses) incurred in connection with the Registration pursuant to
Section 6 shall be borne by APS.

          6.4 Registration Procedures. Subject to the other provisions of this Agreement, APS shall, as expeditiously as reasonably possible:

              (a) Prepare and file with the Commission a Registration
Statement with respect to such securities within 30 days from the date of the Closing and use its diligent best efforts to cause such Registration Statement to become effective as promptly as possible thereafter and to remain effective for a period equal to the shorter of: (i) two years from the date of the Closing; or (ii) until the distribution described in the Registration Statement has been completed.

              (b) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

              (c) Furnish to the Holders participating in such Registration and the underwriters, if any, of the securities being Registered, such reasonable number of copies of the


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Registration Statement, preliminary prospectus and final prospectus as they may request in order to facilitate the public offering of such securities.

        6.5 Information Furnished by Holder. It shall be a condition precedent of APS's obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to APS such information regarding such Holder and the distribution proposed by such Holder as APS may reasonably request.

        6.6  Indemnification.

             6.6.1 Company's Indemnification of Holder. To the extent permitted by law, APS will indemnify each Holder, each of the officers, directors, employees and constituent partners, and each person controlling such Holder, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, from and against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by APS of any rule or regulation promulgated under the Securities Act applicable to APS and relating to action or inaction required of APS in connection with any such Registration, qualification or compliance; and APS will reimburse each such Holder, each such underwriter and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 6.6.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of APS (which consent shall not unreasonably be withheld) and; provided, further, that APS will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to APS by such Holder or controlling person and stated expressly to be for use in connection with the offering of securities of APS.

             6.6.2 Holder's Indemnification of Company. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification or compliance is being effected pursuant to this Agreement, indemnify APS, each of its directors, officers and employees, each person who controls APS within the meaning of the Securities Act, each other such Holder,


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
and each of its officers, directors, employees and constituent partners, and each person controlling such other Holder, from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such Registration, qualification or compliance; and will reimburse APS, such Holder, such directors, officers, employees, partners, persons or control persons for any legal and any other expenses reasonably incurred in connection with defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to APS by such Holder and specifically approved in writing by such Holder for use in connection with the offering of securities of APS; provided, however, that the indemnity contained in this Section 6.6.2 shall not apply with respect to a Holder to amounts paid in settlement of any claim, loss, damage, liability or action if settlement is effected without the consent of such Holder (which consent shall not be unreasonably delayed or withheld).

         6.6.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 6.6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6.6, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided, further, that if either party reasonably determines that there may be a conflict between the position of APS and a Holder in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 6.6, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 6.6, but the omission so to

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notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this
Section 6.6.

        6.7 Transfer of Rights. The right to cause APS to Register securities granted by APS to PURCHASER under this Agreement may be assigned by any Holder to a transferee or assignee of any Registrable Securities not sold to the public acquiring at least 50,000 shares of such Holder's Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like); provided, however, that:

                (a) APS must receive written notice prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such information and Registration rights are being assigned; and

                (b) the transferee or assignee of such rights must not be a person deemed by the Board of Directors of APS, in its best judgment, to be a competitor or potential competitor of APS. Notwithstanding the limitations set forth in the foregoing sentence respecting the minimum number of shares which must be transferred and permitted transferees and assignees: (i) any Holder which is a partnership may transfer such Holder's Registration rights to such Holder's constituent partners without restriction as to the number or percentage of shares acquired by any such constituent partner; and (ii) Section 6.7(b) shall not prohibit the transfer or assignment of such rights to an affiliate of the PURCHASER.

        6.8 Nasdaq Listing. Prior to Closing, APS shall file an application to list the Shares for quotation on the Nasdaq National Market System.

        6.9 Limits on Resale. Notwithstanding the foregoing, in consideration of the Registration and listing, PURCHASER on its own behalf and that of its successors and assigns, agrees not to sell any of the Shares until the Registration Statement is declared effective, and after the Registration Statement has been declared effective with respect to the Shares, PURCHASER and its successors and assigns may sell in the public market in any calendar quarter no more than 25% of the Shares.

    7.  MISCELLANEOUS.

        7.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

        7.2 Successors and Assigns. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

        7.3 Entire Agreement. This Agreement and any Exhibits and Schedule hereto constitute the entire contract between APS and the PURCHASER relative to the subject matter hereof. Any previous agreement between APS and the PURCHASER with respect to the subject matter hereof is superseded by this Agreement.

        7.4 Severability. Any invalidity, illegality or limitation of the enforceability with respect to PURCHASER of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of PURCHASER's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other investors. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        7.5 Amendment of Agreement. Any provision of this Agreement may be amended only by a written instrument signed by APS and by PURCHASER.

        7.6 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed:

            (a) if to APS, Advanced Polymer Systems, Inc., 3696 Haven Avenue, Redwood City, California 94063, ATTENTION: President; and

            (b) if to PURCHASER, LHC Corporation, ATTENTION: President.

        7.7 Headings. The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

        7.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Agreement.


                                ADVANCED POLYMER SYSTEMS, INC.


                                By: John J. Meakem, Jr.
                                   --------------------------
                                   Title: Chairman, CEO and President
                                         --------------------


                                LEC CORPORATION


                                By: Francis Ziegler
                                   --------------------------
                                   Title: Chairman
                                         --------------------

                               TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
1.      PURCHASE AND SALE OF SHARES . . . . . . . . . . . . . . . .      1
        1.1     Definitions . . . . . . . . . . . . . . . . . . . .      1
        1.2     Sale and Issuance of Shares . . . . . . . . . . . .      1
        1.3     Closing . . . . . . . . . . . . . . . . . . . . . .      2
        1.4     Deliveries at the Closing . . . . . . . . . . . . .      2

2.      REPRESENTATIONS AND WARRANTIES OF APS . . . . . . . . . . .      2
        2.1     Corporate Organization and Authority  . . . . . . .      2
        2.2     Capitalization  . . . . . . . . . . . . . . . . . .      2
        2.3     Corporate Power . . . . . . . . . . . . . . . . . .      3
        2.4     Subsidiaries  . . . . . . . . . . . . . . . . . . .      3
        2.5     Authorization . . . . . . . . . . . . . . . . . . .      3
        2.6     Validity of Shares  . . . . . . . . . . . . . . . .      3
        2.7     Financial Statements  . . . . . . . . . . . . . . .      3
        2.8     Changes in Condition  . . . . . . . . . . . . . . .      3
        2.9     Patents and Other Proprietary Rights  . . . . . . .      4
        2.10    Compliance With Other Agreements  . . . . . . . . .      4
        2.11    Governmental Consents . . . . . . . . . . . . . . .      4
        2.12    Private Offering  . . . . . . . . . . . . . . . . .      4
        2.13    Full Disclosure . . . . . . . . . . . . . . . . . .      5

3.      REPRESENTATIONS AND WARRANTIES OF PURCHASER . . . . . . . .      5
        3.1     Investment Intent . . . . . . . . . . . . . . . . .      5
        3.2     Shares Not Registered . . . . . . . . . . . . . . .      5
        3.3     Rule 144  . . . . . . . . . . . . . . . . . . . . .      5
        3.4     No Short Sales  . . . . . . . . . . . . . . . . . .      6
        3.5     Accredited Investor . . . . . . . . . . . . . . . .      6
        3.6     Legends . . . . . . . . . . . . . . . . . . . . . .      6
        3.7     Reports Under Securities Exchange Act of 1934 . . .      7

4.      CONDITIONS OF PURCHASER'S OBLIGATIONS AT CLOSING  . . . . .      7
        4.1     Representations and Warranties  . . . . . . . . . .      7
        4.2     Covenants . . . . . . . . . . . . . . . . . . . . .      7
        4.3     Proceedings Satisfactory  . . . . . . . . . . . . .      7
        4.4     Qualifications  . . . . . . . . . . . . . . . . . .      8
        4.5     Nasdaq Listing  . . . . . . . . . . . . . . . . . .      8
        4.6     Compliance Certificate  . . . . . . . . . . . . . .      8

5.      CONDITIONS OF APS'S OBLIGATIONS AT CLOSING  . . . . . . . .      8
        5.1     Representations and Warranties  . . . . . . . . . .      8
        5.2     Performance of Obligations  . . . . . . . . . . . .      8
        5.3     Qualifications  . . . . . . . . . . . . . . . . . .      8

6.      REGISTRATION RIGHTS; LISTING  . . . . . . . . . . . . . . .      8
        6.1     Certain Definitions . . . . . . . . . . . . . . . .      8
        6.2     Registration  . . . . . . . . . . . . . . . . . . .      9
        6.3     Expenses of Registration  . . . . . . . . . . . . .     10
        6.4     Registration Procedures . . . . . . . . . . . . . .     10
        6.5     Information Furnished by Holder . . . . . . . . . .     10
        6.6     Indemnification . . . . . . . . . . . . . . . . . .     11

                                      -16-

                               TABLE OF CONTENTS
                                  (continued)

                                                                       PAGE
                                                                       ----
        6.7     Transfer of Rights . . . . . . . . . . . . . . . .      12
        6.8     Nasdaq Listing . . . . . . . . . . . . . . . . . .      13
        6.9     Limits on Resale . . . . . . . . . . . . . . . . .      13

7.      MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . .      13
        7.1     Governing Law  . . . . . . . . . . . . . . . . . .      13
        7.2     Successors and Assigns . . . . . . . . . . . . . .      13
        7.3     Entire Agreement . . . . . . . . . . . . . . . . .      14
        7.4     Severability . . . . . . . . . . . . . . . . . . .      14
        7.5     Amendment of Agreement . . . . . . . . . . . . . .      14
        7.6     Notices  . . . . . . . . . . . . . . . . . . . . .      14
        7.7     Headings . . . . . . . . . . . . . . . . . . . . .      14
        7.8     Counterparts . . . . . . . . . . . . . . . . . . .      15

                                      -17-